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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 11, 2002
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                           5B Technologies Corporation
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             (Exact Name of Registrant as Specified in its Charter)

               Delaware                                         0-27190
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     (State or Other Jurisdiction                             (Commission
          of Incorporation)                                  File Number)


                   100 Sunnyside Boulevard, Woodbury, NY 11797
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                    (Address of Principal Executive Offices)

                  Registrant's telephone number, (516) 677-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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      On November 27, 2001 BDO Seidman, LLP notified the Registrant of their resignation as independent accountants for the Registrant as reported by the Registrant on Form 8-K filed on December 4, 2001.

(b)   New Independent Accountant

      On January 11, 2002, the Registrant retained the services of M.R. Weiser and Co. LLP ("Weiser") as its independent accountants to audit the Registrant's financial statements. The Audit Committee of the Board of Directors and the Board of Directors of the Registrant approved the engagement of Weiser.





                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    5B TECHNOLOGIES CORPORATION



Date: January 18, 2002              By: /s/ Glenn Nortman
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                                       Glenn Nortman, Chief Executive Officer





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